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                                                                 Exhibit 10.1(a)

                                NOMOS CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement is entered into as of the day _____ of ________________ 19 _____ , by and among NOMOS CORPORATION, a Delaware corporation (the "Company") ; and the person identified as Investor on the signature page hereof (referred to as the "Investor").

         WHEREAS, the Investor is a party to the Common Stock Purchase Agreement dated as of the date of this Agreement (the "Purchase Agreement"), and such Investor's rights and obligations under said Purchase Agreement are conditioned upon the execution and delivery of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and intending to be legally bound hereby, the parties further agree as follows:

                   1.     REGISTRATION RIGHTS.

                          1.1      DEFINITIONS. For purposes of this Agreement:

                          (a) The term "Act" means the Securities Act of 1933,
as amended, or any other statute in effect from time to time corresponding to such Act.

                          (b) The terms "register,"  "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

                          (c) The term "Common Shares" means shares of the
Company's Common Stock.

                          (d) The  term  "Registrable  Securities"  means
(i) Common Shares, and (ii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Shares. Registrable Securities, if transferred pursuant to an exemption from registration under the Act, will remain Registrable Securities.

                          (e) The term  "Participating  Investor" means an
Investor who has purchased shares pursuant to solicitation by a Placement Agent (as defined in the Purchase Agreement) as part of the Offering (as defined in the Purchase Agreement).

                          (f) The term  "Holder"  means any  person  holding
Registrable Securities of the Company as of the date immediately preceding the date of the Initial Public Offering (as defined below).

                          (g) The  term  "Initial  Public  Offering"  means  the
first underwritten public offering of the Company's securities with an offering price to public investors of not less than $5,000.000.



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                  1.2 RESTRICTION OF SALE OF SHARES AFTER AN INITIAL PUBLIC
OFFERING. In consideration for the Company agreeing to its obligations under this Section 1, the Investor agrees that in addition to complying with the restrictions on the sale, transfer or other disposition of Common Shares by the Investor pursuant to Section 8 of the Purchase Agreement, the Investor also agrees not to transfer, sell, make short sales of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, except for private sales to members of Investor's immediate family who agree to be bound by the provisions of this Registration Rights Agreement (including this Section 1.2) during the period beginning on the effective date of the Initial Public Offering and ending six months later (the "Lock-up Period") without the prior written consent of the Company or the managing underwriter or underwriters for such Initial Public Offering.

                  1.3 RIGHT TO PARTICIPATE IN COMPANY REGISTRATION. Subject to paragraph 1.9, if at any time after the Lock-Up Period the Company proposes to register any of its Common Stock under the Act in connection with a primary or secondary public offering of such securities solely for cash on a form other than Form S-8, S-4 or comparable Registration Statement, the Company shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be requested.

                  1.4 REQUEST FOR REGISTRATION. Subject to paragraph 1.9, if, at any time after the end of the Lock-up Period, the Company shall receive a written request (specifying that it is being made pursuant to this paragraph 1.4) from persons holding more than fifty percent (50%) of the Registrable Securities purchased by the Participating Investors, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be so registered to be registered under the Act.
                  Notwithstanding the foregoing if, at any time after the two-year anniversary of the last closing date of the Offering (as defined in the Purchase Agreement) , the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed four (4) months; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

                  The Company shall be obligated to effect only one registration pursuant to this section 1.4. Any request for registration under this section
1.4 must be for an underwritten public offering to be managed by an underwriter or underwriters of recognized national standing selected by the Company.

                  1.5 OBLIGATIONS OF THE COMPANY. Whenever required under paragraphs 1.3 or .1.4 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:



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                          (a) Prepare and file with the Securities and Exchange
Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than ninety (90) days.

                          (b) Prepare  and file  with  the  SEC,  in a timely
manner, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                          (c) Furnish to the  Holders and  deliver as  directed
such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                          (d) Use its best  efforts to register  and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholder pro rata, to the extent required by such jurisdiction.

                  1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section I that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  1.7 COMPANY REGISTRATION EXPENSES. In the case of any registration effected pursuant to paragraph 1.3, the Company shall .bear all registration and qualification fees and expenses (excluding prorated SEC registration fees and underwriters, discounts and commissions) , including any other additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration; provided, however, that each selling Holder shall bear the fees and costs of its own counsel.

                  1.8 EXPENSES OF DEMAND REGISTRATION. The Company shall bear all expenses incurred in connection with a registration pursuant to paragraph
1.4 (excluding Investors' attorneys, fees and underwriters' discounts and commissions), including without limitation all





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registration and qualification fees, printers, and accounting fees and Company's attorneys, fees; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to paragraph
1.4 if the registration request is subsequently withdrawn, unless the Holders agree to forfeit their right to one demand registration pursuant to paragraph 1.4.


                  1.9 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares pursuant to Sections 1.3 and 1.4 hereof the Company shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the managing underwriter or underwriters of such public offering advise the Company that, in their opinion, the amount of Registrable Securities to be included in any such offering pursuant to the request of the Holders would adversely affect the success of such offering, the Company will include in such offering on behalf of such Holders, the amount of Registrable Securities equal to the total amount which, in the opinion of such managing underwriter or underwriters, can be sold without such adverse effect, and such Registrable Securities shall be allocated on a pro-rata basis among the Holders of the Registrable Securities requested to be included in such offering.

                 1.10 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                 1.11 INDEMNIFICATION AND CONTRIBUTION. Subject to paragraph 1. 8, in the event any Registrable Securities are included in a registration statement under Section 2:

                                (a) To the extent permitted by law, the
Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "1934 Act") against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the 1934 Act or other-wise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act or the 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder, such underwriter, or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 1.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement



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or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                                (b) To the extent permitted by law, each
Holder requesting or joining in a registration will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, and each agent and any under-writer for the Company (within the meaning of the Act or the 1934 Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 1.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                                (c) Promptly after receipt by an indemnified
party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and (unless the interest of the indemnifying party conflicts with that of the indemnified party) the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party, to the extent that he is prejudiced thereby, of any liability to the indemnified party under this paragraph, but the Omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

                                (d) In order to provide for just and equitable
contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification




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pursuant to this paragraph 1.11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this paragraph 1.11 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling
Holder or any such controlling person in circumstances for which indemnification is provided under this paragraph 1.11; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered, by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  1.12 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                                (a) Make and keep public information available,
as those terms are understood and defined in Rule 144, at all times subsequent to the later of W two years after the last closing date of the offering (as defined in the Purchase Agreement) and (ii) the effective date of the IPO; and

                                (b) File with the SEC in a timely manner all
reports and other documents required of the Company under the 1934 Act.

                  1.13 TRANSFER OF REGISTRATION RIGHTS. The rights of the Investor hereunder may only be transferred to persons who acquire at least twenty percent (20%) of the Registrable Securities originally issued to such Investor and who agree to. be bound by the provisions of this Registration Rights Agreement. The Investor shall give written notice of any such transfer at such time of transfer, stating the name and address of the transferee and identifying the securities with respect to which the rights are ,being assigned.

                  2. RESTRICTION ON TRANSFER OF SHARES. All certificates for Common Shares now or hereafter issued by the Company shall he marked with the following legend:

                   THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN .REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (THE "ACTS") AND MAY NOT 13E TRANSFERRED OR





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                   OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER
                   THE ACTS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. TRANSFER OF SUCH SHARES IS ALSO RESTRICTED BY THE PROVISIONS OF A COMMON STOCK PURCHASE AGREEMENT DATED ________________ 19 ______.

                   3. TERMINATION. This Agreement shall terminate and be without further force or effect on the sale of all of the Registrable Securities held by the Investor.

                  4. NOTICES. All notices required or permitted to be given to the Company or the Investor pursuant to any of the terms hereof shall be sent by certified mail, return receipt requested, postage prepaid, addressed if to the Investor at the address set forth on the signature pages or if to the Company, to the address set forth on the cover page of the Purchase Agreement.

                  5. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof.

                  6. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) , with the written consent of persons holding fifty percent (50t) of the Common Shares which were purchased by the Participating Investors. Any amendment or waiver effected in accordance with this Section shall be binding upon each party to this Agreement, any person who may become a party, and the Company. Each party hereto acknowledges that by operation of this Section persons holding fifty percent (50k) of the Common Shares which have been purchased by the Participating Investors pursuant to the offering will have the right and power to amend this Agreement.

                  7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

                  8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  9. APPLICABLE LAW. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.



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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                NOMOS CORPORATION

                                By:
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                                INVESTOR:

                                [By:                                          ]
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